UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Institutional Large-Cap Value Fund	June 30, 2015

Highlights

●	U.S. stocks edged higher in the first half of 2015 as the economy strengthened and first-quarter earnings exceeded expectations, although stocks dropped at the end of June on Greece’s debt troubles.
●	The Institutional Large-Cap Value Fund declined slightly over the period, trailing the Russell 1000 Value Index and its Lipper peer group.
●

Stock selection in information technology and materials contributed significantly to relative performance. Conversely, stock selection in health care and industrials and business services detracted the most from relative returns.

●

The U.S. bull market entered its seventh year in 2015, tempering our expectations for further gains in the near term. We anticipate greater stock market volatility in the coming months as the Fed prepares to normalize monetary policy, which should open up more buying opportunities.

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Value Fund

Dear Investor

U.S. stocks rose to record highs in the spring of 2015, driven by the strengthening economy, a surge in corporate takeover activity, and stronger-than-expected earnings in the first quarter. Expectations that the Federal Reserve would defer a long-awaited interest rate increase until later this year also lifted investor sentiment, easing worries that the improving economy would spur the central bank to speed up the timing of its first rate hike since 2006. Stocks subsequently fell from their highs in June as talks between Greece and its creditors broke down and the country inched closer to default, but the major stock indexes still advanced in the first six months of 2015. Value stocks underperformed growth stocks across the capitalization spectrum. The Institutional Large-Cap Value Fund declined slightly over the period, trailing the Russell 1000 Value Index and its Lipper peer group of similarly managed funds.

The Institutional Large-Cap Value Fund returned -1.17% for the six months ended June 30, 2015, versus -0.61% for its benchmark, the Russell 1000 Value Index. The fund lagged the return of its peer group, the Lipper Large-Cap Value Funds Index, which posted a slight gain. Since your fund’s inception on March 31, 2000, it has outpaced both the market and Lipper peer group by posting an annualized gain of 8.00% compared with Russell 1000 Value’s return of 6.43% and the Lipper index’s return of 4.86% (3.39%, 16.23%, and 7.68% were the fund’s 1-, 5-, and 10-year average annual returns as of June 30, 2015). The fund’s performance over longer time periods versus its peers remained solid. The Institutional Large-Cap Value Fund is in the 70th percentile of its Lipper peer group in the trailing one-year period, in the 26th percentile in the corresponding five-year period, and in the top quintile for the corresponding three- and 10-year periods. Based on cumulative total return, Lipper ranked the fund 365 of 524, 73 of 455, 102 of 396, and 44 of 286 large-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2015, respectively. (Past performance cannot guarantee future results.) Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a T. Rowe Price representative at 1-800-638-8790.

Market Environment

The U.S. economy gained traction after an early-year slowdown. Gross domestic product contracted slightly in the first quarter of 2015, but subsequent readings have led most analysts to forecast modestly positive economic growth this year. The unemployment rate declined to 5.3% in June, a seven-year low, from the 5.7% jobless rate in January. Inflation has firmed since early this year but stayed below the Fed’s 2% target, aided by low energy prices and a stronger U.S. dollar, which has made imported goods cheaper for consumers. The housing market recovery picked up after a shaky start, with various gauges of new and existing home sales reaching their highest levels since the recession. Meanwhile, the Fed continued to prepare markets for its first short-term rate hike since 2006. The central bank is widely expected to start raising its benchmark rate from near zero sometime this year, perhaps as early as September, although Fed officials have assured markets that any rate increases will be small and gradual.

Declining and advancing sectors were evenly split in the Russell 1000 Value Index. The health care sector was the top performer, surging roughly 10% amid strong earnings and revenue and several large buyout deals. Telecommunication services and consumer discretionary posted single-digit gains, while financials and industrials and business services added less than 1%. Among decliners, utilities tumbled almost 11% as expectations of tighter Fed policy dampened the appeal of utilities stocks, which pay dividends and are sensitive to rising interest rates. Information technology, energy, and consumer staples posted more modest declines, and the materials sector ended barely lower.

Portfolio Review

Information technology contributed the most to relative performance through favorable stock selection led by Western Union. Shares of the money transfer company rose after it announced stronger-than-expected earnings and a $1.2 billion share repurchase plan. While Western Union has struggled over the past few years, it has a significant competitive edge in a large network of money centers and generates plenty of cash, much of which it returns to shareholders through buybacks and dividends. We also benefited from an underweight allocation to the sector, the second-biggest decliner in the Russell 1000 Value Index. We view information technology as a largely cyclical sector made up of companies operating at different stages within their respective industry and life cycle. Our core positions are industry leaders Microsoft, Cisco Systems, and Texas Instruments. Each of these companies had a neutral impact on returns in the past six months, but they have been solid performers over the longer term. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Materials stocks also contributed to relative returns through good stock selection, led by Celanese, the fund’s top contributor. Shares of Celanese, which makes chemicals and specialty materials like cigarette filters, surged to a multiyear high after it reported better-than-expected earnings and increased its full-year outlook. Like most chemicals producers, Celanese has benefited from lower raw materials and energy prices, but it has also cut costs, repurchased shares, and paid off some expensive debt. Celanese is revamping its business to focus more on specialty instead of commodity chemicals, a move that should reduce the cyclicality of its business and improve its valuation. Vulcan Materials also helped performance in the materials sector. Vulcan is a top producer of aggregates, the hard granular material that is a key ingredient in cement. After languishing for many years following the housing market crash, shares of aggregates producers have strengthened with the U.S. economy. Vulcan has improved its balance sheet, made a series of small but sensible acquisitions, and demonstrated better operating performance. We believe Vulcan will benefit from the need to upgrade infrastructure across the U.S.—an issue that is taking on more urgency given the dire state of the country’s roads, bridges, and tunnels, and a growing acceptance that more investment is needed to fix them.

On the flip side, health care detracted the most from relative returns. Stock selection was unfavorable in this sector mostly because we did not own the big health insurers that were swept up in takeover speculation that intensified this spring. Given that most managed care companies posted outsized returns on the anticipated deal-making, our lack of exposure to that industry contributed to underperformance. We did, however, score success with drugmakers AbbVie and Pfizer, which ranked among the top contributors. Shares of AbbVie, which recently completed its $21 billion acquisition of biotech company Pharmacyclics, climbed after it reported stronger-than-expected earnings and raised its 2015 profit forecast. Meanwhile, Pfizer shares rose as investors eyed a potential revamp of the top U.S. drugmaker, which is contending with the loss of billions of dollars in sales in recent years from losing patent protection on some of its top-selling drugs. Pfizer’s management has signaled that it may pursue a large deal or split itself into two—a prospect that appears more likely after it recently acquired generic drugmaker Hospira, which paves the way for a potential split of Pfizer’s generics business. In the meantime, Pfizer generates strong free cash flow, pays a good dividend, and has many options to unlock value through a merger or acquisition. We bought more shares of AbbVie and maintained our position in Pfizer, which is one of our top holdings, as seen in the Twenty-Five Largest Holdings on page 4.

Portfolio Strategy and Changes

To give our portfolio changes some context, we believe it is useful to describe our investment strategy. The Institutional Large-Cap Value Fund seeks to invest in companies with favorable long-term fundamental characteristics that we believe are temporarily mispriced by the market. To do this, we rely on picking individual stocks by leveraging the rigorous fundamental research produced by our team of analysts. Our approach is predicated on identifying investments in which we believe the stock’s implicit upside is significantly greater than its inherent risk. We favor companies that generate strong free cash flow and trade at a discount to our estimated sum-of-the-parts valuation. Stocks that are beaten up, ignored, or passed over frequently produce our best investments. If we can successfully identify companies with asymmetric return potential, we believe we have the potential to beat the market and our peers over the long term.

Two of our biggest purchases were in the energy industry: We initiated a position in Houston-based oil and gas producer Occidental Petroleum and increased our position in Canadian Natural Resources. Occidental Petroleum stands out in its industry for its low-cost assets in the Permian Basin and pristine balance sheet, which gives it the ability to repurchase shares and acquire assets at a time when most of its peers are struggling with high debt levels and cutting jobs. Canadian Natural Resources, one of Canada’s largest oil sands and natural gas producers, is nearing completion of a large oil sands project that should create significant free cash flow over the next several years, even if oil prices stay low. The company stands to benefit from the weak Canadian dollar, which helps reduce its costs and gives it a significant edge over its U.S. peers. Both companies have good management, strong balance sheets, and pay a good dividend.

We initiated a position in the Bank of New York Mellon as we reasoned that its stock price undervalued its assets servicing and management business, which should see improved revenue growth especially once interest rates start rising. Finally, we increased our position in FirstEnergy, one of the largest U.S. regulated utilities. FirstEnergy has performed poorly for years due to mismanagement, poor transparency, and low earnings quality, which has frustrated many investors. But under a new chief executive who has signaled a shift in strategy and a more straightforward management style, we believe that it will start to deliver better operating results. FirstEnergy is currently seeking to re-regulate some of its unregulated power-generating plants in Ohio, and a favorable decision for the proposed plan would provide years of earnings stability for the company.

Our sales generally resulted from reducing or eliminating companies whose shares appreciated to a level that we believed reflected their fundamentals. Our largest sale was eliminating energy company Chevron due to our concerns that its ambitious capital spending plans at a time of commodity price weakness would jeopardize its dividend. We reduced our holdings in 3M and eliminated positions in Fifth Third Bancorp and Ingersoll-Rand following strong performance in each. As always, our stock sales reflect our views on a company’s valuation and not the quality of its business.

Outlook

The U.S. stock market’s extraordinarily strong run since the spring of 2009 has tempered our expectations for continued gains in the near term. Corporate earnings are forecast to increase slightly this year, but revenue is expected to decline due to energy sector weakness. The onset of U.S. interest rate hikes will likely raise borrowing costs and introduce greater uncertainty for many businesses. Finally, stock prices appear somewhat expensive, with valuation metrics for most sectors exceeding their long-term historical averages. Against this backdrop of sluggish earnings growth, rising rates, and expensive valuations, we believe that stock returns will likely be more muted in the coming months. Outside the U.S., other risks abound. As of this writing, Greece narrowly averted a disorderly exit from the eurozone and was about to start negotiating a new bailout package, while China was grappling with a stock market crash that raised doubts about the government’s commitment to economic reform.

The Fed is expected to raise short-term interest rates as early as September, an event that has unsettled investors and could spur greater volatility in the stock market. While day-to-day volatility can be difficult for many investors to stomach, it also provides long-term investors a good opportunity to buy high-quality companies at cheaper prices. Additionally, the normalization of monetary policy could mark a return to an environment where company-specific factors such as earnings, revenue, and cash flow become more important than Fed policy in driving the market. This kind of fundamentals-driven environment plays into T. Rowe Price’s longstanding strengths in individual company research and stock selection, and we believe it positions your fund for good performance for the long term.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark S. Finn

John D. Linehan

Heather McPherson

Brian Rogers
Co-portfolio managers of the fund

July 23, 2015

Risks of Investing in the Fund

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Value Fund

Growth of $1 Million

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2015 (Unaudited)

## Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

| Affiliate | Purchase Cost | Sales Cost | Investment Income | Value 6/30/15 | Value 12/31/14 |
|---|---|---|---|---|---|
| T. Rowe Price Reserve Investment Fund, 0.07% | ¤ | ¤ | $ 15 | $ 52,500 | $ 49,777 |
| T. Rowe Price Short-Term Reserve Fund, 0.06% | ¤ | ¤ | —^ | 4,144 | 2,399 |
| Totals | | | $ 15 | $ 56,644 | $ 52,176 |

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

| | |
|---|---|
| Investment in securities, at cost | $ 56,644 |
| Dividend income | 15 |
| Interest income | - |
| Investment income | $ 15 |
| Realized gain (loss) on securities | $ - |
| Capital gain distributions from mutual funds | $ - |

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2015 (Unaudited)
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,955,413)	$ 2,419,974
Receivable for shares sold	8,735
Receivable for investment securities sold	6,564
Dividends receivable	3,512
Cash	161
Other assets	26
Total assets	2,438,972
Liabilities	
Payable for investment securities purchased	15,551
Obligation to return securities lending collateral	4,144
Investment management fees payable	1,093
Payable for shares redeemed	187
Due to affiliates	8
Other liabilities	49
Total liabilities	21,032
NET ASSETS	**$ 2,417,940**
Net Assets Consist of:	
Undistributed net investment income	$ 38,247
Accumulated undistributed net realized gain	34,585
Net unrealized gain	464,559
Paid-in capital applicable to 118,774,050 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,880,549
NET ASSETS	**$ 2,417,940**
NET ASSET VALUE PER SHARE	**$ 20.36**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2015 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $10,000 for the six months ended June 30, 2015.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2015, totaled $0 for the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, the value of loaned securities was $3,843,000; the value of cash collateral and related investments was $4,144,000.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $566,280,000 and $284,211,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $1,976,949,000. Net unrealized gain aggregated $443,023,000 at period-end, of which $526,902,000 related to appreciated investments and $83,879,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $48,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015